Exhibit 99.2
C. E. Unterberg, Towbin Emerging Growth Opportunities Conference New York July 12, 2006 Vincent F. Sollitto, Jr., Chairman and CEO Wayne Pratt, EVP and CFO

Syntax-Brillian Corporation: A leading manufacturer and marketer of LCD and LCoS(tm) HDTVs and digital entertainment products.

Safe-Harbor Statement Included in this material are certain predictions, estimates, and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the Securities and Exchange Commission.

Syntax-Brillian Nasdaq: BRLC Recent price*: $2.40 Shares outstanding: 48.5 million Average daily trading volume: 280,000 shares TTM revenues: $160.5 million Cash & cash equivalents: $14.0 million Total assets: $129.1 million Working capital: $35.3 million Stockholders' equity: $68.5 million Fiscal year-end: June 30 * At June 30, 2006; other data as of March 31, 2006

Outline of Presentation Genesis of Syntax-Brillian HDTV marketplace LCD and LCoS(tm) Syntax-Brillian products Four strategic partnerships Recent developments Financial overview Outlook for Q4 2006 and 1H 2007 Summary

Genesis of Syntax-Brillian Syntax founded in 2003 as a supplier of LCD TVs under the OLEVIA brand Brillian founded in 2003 has become the industry leader in LCoS(tm) technology, light engines and high-end RPTVs Syntax-Brillian merger complete November 30, 2005 Strong patent portfolio in LCoS(tm) and LCD technology Products for both consumer/retail and custom installation Broad distribution channels 220 employees

Experienced Management Team Executive Industry Experience Position Vincent Sollitto, Jr. 35 CEO and Chairman James Li 16 COO and President Wayne Pratt 19 EVP and Chief Financial Officer Robert Melcher 36 Chief Technology Officer Thomas Chow 22 EVP and Chief Procurement Officer Michael Chan 15 EVP Operations

HDTV Marketplace

Basic HDTV Technologies RPTV Plasma LCD CRT

HDTV Market Overview In 2005, the worldwide shipments = 186 million units Technology Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 CRT 36,285.9 38,541.6 54,153.9 39,206.8 33,578.2 36,252.3 45,900.4 33,880.4 LCD 1,616.9 2,133.8 3,614.4 3,154.0 4,002.2 5,434.0 8,577.7 7,397.7 PDP 596.3 650.1 1,086.9 904.2 1,125.5 1,579.3 2,269.1 1,689.7 RP_CRT 867.1 1,128.3 1,311.6 838.6 530.8 478.7 524.1 383.6 RP_Microdisplay 284.6 440.8 622.3 474.7 423.0 634.4 946.1 607.7 Total 39,650.8 42,894.6 60,789.1 44,578.4 39,659.6 44,378.6 58,217.3 43,959.1 Total TV Unit Shipments (000s)

Projected LCD Market 2006e 2007e 2008e 2009e 2006e 2007e 2008e 2009e Source: DisplaySearch Worldwide CAGR of 34% North America CAGR of 34% Millions of Units

2004 2005 2006 2007 2008 2009 3630 4356 5007 6341 7986 9449 Total Large-Area Display Market >50 inches Source: iSuppli Corporation; 2006 - 2009 are estimates. (CRT and MD RPTV, LCD and PDP) CAGR of 21% All Technologies Forecast

Basic HDTV Technologies Projection CRT MDTV 3LCD DLP LCOS RPTV Plasma LCD CRT

Projected Microdisplay Market Source: iSuppli Corporation All Sizes (MD RPTV) 2004 2005 2006 2007 2008 2009 1684 2804 4152 5362 6327 7034 CAGR of 33% All Technologies Forecast

Projected MDTV Market 2004 2005 2006 2007 2008 LCOS 93 244 593 938 1179 HTPS 548 779 929 1255 1380 DLP 609 1199 1467 1641 1931 Source: iSuppli Corporation and Brillian Corporation; 2006 - 2008 are estimates. LCOS CAGR = 88% HTPS CAGR = 26% DLP CAGR = 33% Analysts expect three technologies to dominate RPTV by 2008

LCD and LCoS(tm)

LCD Technology Primer Source: TCSFT Source: TCSFT Source: IDC

LCoS(tm) Technology Primer Leverages two major technologies Semiconductor / IC Liquid Crystal Glass Liquid Crystal Silicon CMOS Backplane

LCoS(tm) Technology Primer Three megapixel light engine Highest brightness Highest contrast No video artifacts No moving parts (e.g. color wheel, spinning prisms, etc.) Engine Architecture

Syntax-Brillian Products

Current Products LCDs 20"- 47" screen sizes LCoS(tm) HDTVs 720p 1080p Components Turnkey LCoS(tm) Light Engines Projection Microdisplays Near-to-Eye Microdisplays

LCD Technology "I don't think you'll find a better value in an LCD flat screen TV today." -- Dick DeBartolo, the Giz Wiz, World News Now, ABC News

LCD Technology - Olevia Industry Quotes "Dollar for dollar, Olevia is the best value your money can buy!" -- Ron Rosberg, Early Adopters, ABC Radio "Olevia LCD TVs continue to deliver the best price performance standards in the consumer LCD TV segment--and continuously innovate on technology--driving true value and high quality for its customers!" -- Bruce Pechman, TV Reporter & Consumer Tech Analyst, "Mr. Bicep", The Muscleman of Technology "Syntax continues to be one of the fastest growing LCD TV brands in North America." -- Ross Young, President, DisplaySearch

Brillian Gen II LCoS(tm) HDTV 70 issued U.S. patents; licenses to 42 additional patents. Several patents in foreign jurisdictions. 2 trademarks including LCoS(tm) Shipping imagers since March 2000 Introduced Gen II LCoS(tm) in early 2003 November 2003: Planned to build HDTV RPTV July 2004: First 65" HDTV shipped Q4 2005: 1080p HDTV Ships Brillian's 65-inch LCoS(tm) HDTV

LCOS: Mainstream RPTV Technology Brillian received a five-star 2005 DisplayMate Best Video Hardware Award for the "Best Combination Large Screen HDTV and Computer Monitor." HDTV and Computer Monitor." HDTV and Computer Monitor." HDTV and Computer Monitor."

LCOS: Mainstream RPTV Technology "Brillian's RPTV is the best we have seen to date." - Robert Heron, Technology Analyst, ExtremeTech, PC Magazine "Brillian has the best overall HDTV picture of any 720p rear projection television that I have ever seen." - W. Jeff Meier, Product Review, AVS Forum

LCOS: Mainstream RPTV Technology Chris Chinnock and Steve Sechrist, October 2005 Projection Monthly "Sony and JVC created the most buzz at CEDIA. Sony's...sets looked terrific and featured a redesigned SXRD (LCOS) panel." "JVC demonstrated three new 1080p (D-ILA) screen sizes...the image quality is impressive." "...the SONY 1080p LCOS front projector that has a whopping 15,000:1 contrast ratio. Look for it in November..."

Olevia Market Share Top-10 brand based on unit shipments to North America - Ranked 7th in N.A. unit shipments in Q4 2005 North American market share = 5% in Q4 2005 Greater than 1% worldwide market share Top 3 brands each have < 15% share in N.A. Source: iSuppli Corporation

Channel Strategy APRIL 2004 JUNE 2006 DOT COM DISTRIBUTOR RETAILERS

Global Strategy North America - 2004 China - 2005 South America - 2006 Europe - 2007

Four Strategic Partnerships

Taiwan Kolin Company Ltd Taiwan Kolin owns approximately 12.5% of our outstanding shares Christopher Liu, Kolin's Chairman is a member of our Board of Directors Kolin and it's affiliate, DigiMedia provide the following services for us Design-to-spec product development Contract manufacturing Component procurement/supply chain management

NanJing Joint Venture Created for the purpose of assembling LCD TVs in China Reduces the cost structure and VAT cost of the product substantially by assembling in China Factory expected to be operational in September Will sell Olevia branded TVs Syntax-Brillian owns approximately 16% of the joint venture We will collect license fee for the use of the Olevia name in China

Olevia Senna do Brasil Joint venture with Arton Senna family to manufacture and sell Olevia LCD TVs in Brazil Syntax-Brillian will supply components to JV Assembly will be done in Manaus, Brazil Territory to be expanded to all of South America Syntax-Brillian will enjoy minority income from the JV

Sino-Brillian Joint Venture Henan Costar Group, China South Industries Group, currently manufactures critical optical components for 3LCD and LCoS light engines Joint venture ("Sino-Brillian") will exclusively use our Gen II LCoS(tm) imagers Volume source of light engines for Olevia branded LCoS(tm) TVs Springboard into China LCoS RPTV market - two China OEMs expected by September 30 Platform to become light engine supplier to other TV OEMs Target is 300,000 units/year

Recent Developments

Sino-Brillian Passes First Checkpoint Factory at Nanyang now open Equipment installed Engineers and operators trained Transfer of manufacturing process complete First light engines produced Production has begun Preparations for increased capacity underway PO for first 1500 LEs to ship to China TV makers in CYQ3 As announced July 10, 2006

First LCoS(tm) Near-to-Eye VPA Syntax-Brillian signs VPA with Headplay Project has been 5 years in development Consumer-oriented personal headset display Purchase order for first 45,000 units for delivery beginning August 2006 Remainder scheduled in CY 2007 $17M total estimated value of contract As announced July 11, 2006

Olevia Marketing Brand Momentum Building on 2006 Regional success inclusive of Academy Awards, ESPN Radio's Mike & Mike show, Industry and Lifestyle Ad campaign (Digital TV, DWELL, etc.) Television: ESPN Sports Center, ABC Sports, ESPN, ESPN2, Sep 06 - Feb 07 Pay-per-view TV: ESPN full-court exclusive sponsorship, Nov 06 - Mar 07 Promotion: ESPN.com and ESPN radio and in-store tie in, Sep 06 - Feb 07 ESPN Magazine: 9/11, 11/6, 2/12 (NFL, NBA, Super Bowl issues) Los Angeles: LAKERS premiere radio sponsorship & NBC (news, sports, late night) Men's Lifestyle Pubs, Holiday 2006: Business Week, Forbes, Fortune , FSB, Inc., Money, Esquire, Golf, Sports Illustrated, Travel & Leisure, etc.

Financial Overview

Quarter ended March 31, 2006 - Highlights Record FY3Q revenue of $45.7 million, 115% increase year over year Record FY3Q unit shipment volume of 67.5k units 137% year over year increase Improved LCD gross margins from Dec. Quarter (16.19% vs 12.63%) Improved ASPs on LCD TVs to $659 from $632 in the December quarter Completed $15 million strategic financing round Added 2 new retailers and 5 distributor/installers to our sales channel Entered into JV with China South (Sino-Brillian) Entered into JV in China for assembly of LCD TVs Entered into strategic supply agreement with LPL

March Quarter - Statistical Highlights Unit shipments were 67,500 vs 28,500 in prior year ASP increased to $659 vs $632 in December quarter Weighted average screen size increased to 27.0" from 25.7" Screen sizes >30" unit shipments increased 76% year over year Top 3 retailers (based on unit shipments) CompUSA HH Gregg Office Depot

Quarterly Revenue Q1 FY05 September Q2 FY 05 December Q3 FY 05 March Q4 FY 05 June Q1 FY 06 September Q2 FY 06 December Q3 FY 06 March Syntax-Brillian Revenue by Quarter - US $ Millions

Quarterly Operating Results 3,686 4,158 Gross profit 17.34% 9.10% Gross margin 143 (11,412) Net income (loss) $0.00 $(0.26) EPS (45) (7,046) Interest (95) - Income taxes - 1,936 R&D 283 (4,366) Op. income (loss) 2,477 4,061 G&A 926 2,527 Sales & marketing 17,570 41,514 Cost of sales $21,256 $45,672 Revenue March 31, 2005 March 31, 2006 Dollar figures in thousands, except EPS.

Adjusted EBITDA - 362 Equity comp. 337 (2,914) Adjusted EBITDA 54 1,090 Depr. and amort. 45 7,046 Interest, net 95 - Income tax exp. $143 $(11,412) Net income (loss) March 31, 2005 March 31, 2006 Dollar figures in thousands.

Outlook for 4Q 2006 and 1H 2007

Company Outlook

	June Qtr	FY June 06	1H FY 07
Revenue	$50-58M	$180-190M	$210-240M
LCD Gross Margin	14-16%	14-16%	17-19%
Total Gross Margin	10-12%	11-13%	17-19%
Net Income (loss)	$(5.5) – (6.5)M	$(19)M-$(21)M	$11M-$13M
EPS	$(0.11)-(0.14)	$(0.45)-$(0.50)	$0.13-$0.23
Adjusted EBITDA	$(2.0)-(2.5)M	$(1.0)-(2.0)M	$19-21M

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syntaxbrillian

Syntax-Brillian Updates Guidance for Q4 FY06 Revenue is expected to come in at or above the high end of the $50 million - $58 million range Gross margins are expected to be at or above the range given in previous guidance due to higher-than-expected LCD TV gross margins Earnings announcement planned for mid August after FY 2006 audit

Summary

The Future of HDTV Technology LCD will be the dominant technology in under 60" TVs LCD Flat Panel Panels from 1" to 60" will put pressure on Plasma LCoS(tm) will become the dominant technology in large size projection TVs LCoSY will continue to have superior price/performance and best picture quality for home theater and large venues

Investment Rationale Syntax-Brillian's future success will be built on: Building LCD market share while enhancing margins Commercializing proprietary LCoS(tm) technology Ensuring adequate working capital